Arc Logistics Partners LP Joliet Terminal Acquisition February 2015 Exhibit 99.2

Cautionary Note
Forward-Looking Statements

Certain statements and information in this presentation constitute "forward-looking statements." Certain expressions including "believe," "expect,“ “intends,” or other similar expressions are intended to identify Arc Logistics Partners LP’s (the “Partnership,” or “Arc Logistics”) current expectations, opinions, views or beliefs concerning future developments and their potential effect on the Partnership. While management believes that these forward-looking statements are reasonable when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership's control) and assumptions that could cause actual results to differ materially from the Partnership's historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from forward looking statements include but are not limited to: (i) adverse economic, capital markets and political conditions; (ii) changes in the market place for the Partnership's services; (iii) changes in supply and demand of crude oil and petroleum products; (iv) actions and performance of the Partnership's customers, vendors or competitors; (v) changes in the cost of or availability of capital;
(vi) unanticipated capital expenditures in connection with the construction, repair or replacement of the Partnership's assets; (vii) operating hazards, unforeseen weather events or matters beyond the Partnership's control; (viii) effects of existing and future laws or governmental regulations; and (ix) litigation. Additional information concerning these and other factors that could cause the
Partnership's actual results to differ from projected results can be found in the Partnership's public periodic filings with the Securities and Exchange Commission, including the Partnership's Annual
Report on Form 10-K for the year ended December 31, 2013 and any updates thereto in the Partnership’s subsequent quarterly reports on Form 10-Q and current reports on Forms 8-K.
In addition, there are significant risks and uncertainties relating to the Partnership’s pending acquisition of Joliet Bulk, Barge & Rail LLC (“JBBR”) and, if the Partnership acquires JBBR, its ownership of JBBR, including (a) the acquisition may not be consummated, (b) the representations, warranties and indemnifications by CenterPoint Properties Trust (“CenterPoint” or the “Seller”)
are limited in the purchase and sale agreement, and the Partnership’s diligence into the business has been limited and, as a result, the assumptions on which its estimates of future results of the business have been based may prove to be incorrect in a number of material ways, which could result in the Partnership not realizing the expected benefits of the acquisition and/or being exposed to material liabilities, (c) using debt to finance, in part, the acquisition will substantially increase the Partnership’s indebtedness, (d) the ability of the Partnership to successfully integrate JBBR’s operations and realize anticipated benefits of the acquisition, (e) the potential impact of the announcement or consummation of the pending acquisition on relationships, including with employees, suppliers, customers and competitors, (f) the Partnership's obligation to close the acquisition is not conditioned on the completion of its debt or equity financing, and if the Partnership fails to satisfy its obligation to consummate the acquisition after all conditions precedent to such obligation have been satisfied, it is reasonably possible that such event would have a material adverse effect on the Partnership's ability to pay cash distributions to its unitholders (at least in the short-term), (g) following the consummation of the acquisition, JBBR will depend on one customer for substantially all of its revenue, there is no guarantee that JBBR will be able to attract and retain additional customers or develop additional sources of revenue, and the loss of this customer could materially adversely affect the Partnership’s results of operations and cash flow, (h) upon closing of the acquisition, the JBBR rail unloading terminal will be a newly constructed facility, and following commencement of operations, the facility may not operate efficiently or reliably, which could adversely affect the Partnership’s results of operations and cash flows, (i) the loading and unloading
(including by rail) of crude oil and other petroleum products is subject to many risks and operational hazards, and the transportation of crude by rail may be subject to increased regulation, (j)
following the closing of the acquisition, the Partnership’s 60% ownership interest in JBBR will be held, indirectly, through a joint venture company (referred to herein as the “JBBR Joint Venture
Company”) that will own 100% of JBBR, and the consent of GE Energy Financial Services, Inc. or an affiliate thereof (which will own the remaining 40% of JBBR Joint Venture Company) will be required with respect to certain business decisions relative to the operation, ownership and governance of JBBR Joint Venture Company as well as its subsidiaries, including JBBR.
These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein.
Other unknown or unpredictable factors could also have material adverse effects on the Partnership’s future results. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
The Partnership does not, as a matter of course, disclose projections as to future operations, earnings or other results. However, the Partnership has included herein certain prospective financial information, including estimated EBITDA. This information was not prepared with a view toward disclosure, but, in the view of the Partnership’s management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments and presents, to the best of the Partnership’s knowledge and belief, the expected course of action and expected future financial performance of the assets. However, this information is not fact and should not be relied upon as being indicative of future results, and readers of this presentation are cautioned not to place undue reliance on the prospective financial information.

GE
Energy Financial Services
MAGNETAR CAPITAL
Atlas Energy, L.P.
Triangle Peak
BLACKROCK
CORENERGY
Arc
LOGISTICS PARTNERS
GE
Energy Financial Services

Arc Logistics is a fee-based, independent logistics service
provider formed by Lightfoot Capital Partners, LP
(“Lightfoot Capital”) to acquire, operate and grow energy
logistics assets
Arc Logistics Overview

(1) Reflects ownership interest held directly or indirectly by GE Energy Financial Services, Inc.
The terminal will be acquired only after it becomes
commercially operable, which is expected to occur in
Q2 2015
As part of this initiative, the Partnership is expanding its asset footprint in the Midwest with the pending acquisition of a crude oil unloading terminal in Joliet, IL located at a key intersection of commodity flows and major refineries
The Partnership is focused on developing existing and/or
acquiring new assets to service current and future
customers
The Partnership utilizes its assets, which are strategically located in the East Coast, Gulf Coast, West Coast and
Midwest regions of the United States, to provide its
customers with multiple supply and delivery modes and a
diverse slate of petroleum products
The Partnership is principally engaged in the terminalling,
storage, throughput and transloading of crude oil and
petroleum products
Pro Forma Partnership Structure
Gulf LNG Holdings
Group, LLC
Arc Logistics LLC
100% LLC Interest
LNG
Facility
Arc Terminals Holdings LLC
Credit Facility Borrower
Existing
Operating
Assets
100% LLC Interest
10.3% LLC
Interest
Affiliates of
Kinder
Morgan
Energy and
other owners
9.7% LLC
Interest
80% LLC
Interest
Lightfoot Capital
(our Sponsor)
Common / Subordinated Units
0% GP
Interest
30.0% LP
Interest
Common and
Subordinated Units
44.6% LP
Interest
PIPE Unit Holders
25.4% LP
Interest
JBBR Joint Venture
60.0%
Interest
Joliet Bulk,
Barge &
Rail LLC
40.0%
Interest
(1)

Acquisition Overview

Arc
LOGISTICS PARTNERS
GE
Energy Financial Services

Overview of the Acquisition Agreement
Transaction Summary

Arc Logistics has executed a definitive purchase agreement to acquire all of the membership interests of JBBR from
CenterPoint
JBBR owns a crude oil terminal in Joliet, IL (the “Joliet
Terminal”)
Arc Logistics will form a joint venture with GE Energy
Financial Services, Inc., or an affiliate thereof (“GE EFS”), at the closing of the JBBR acquisition
Arc Logistics and GE EFS will own, respectively, 60%
and 40% of JBBR through the JBBR Joint Venture
Company
Purchase price:
$216.0 million on a cash-free, debt-free basis ($129.6
million net to Arc Logistics)
Per barrel earn-out on all barrels of throughput, capped
at $27.0 million
Closing:
Targeted for mid-to-late April (but not later than May 18,
2015)
Closing is conditioned upon the Joliet Terminal being
commercially operable
JBBR Joint Venture
Joliet Bulk, Barge &
Rail LLC
100.0%
Simplified Structure Overview
(1)
JBBR Joint Venture Company Overview
60.0%
(Managing
Member)
40.0%
Arc Logistics will form a 60/40 joint venture company
with an affiliate of GE EFS to own and manage the Joliet
Terminal
Arc Logistics will manage the operations of the
Joliet Terminal
The Partnership will receive a management
fee of $500,000 per year plus a per barrel fee
for all throughput volumes in excess of the
customer’s minimum contracted volumes
The Partnership will be reimbursed for
reasonable out of pocket costs associated with
the management of the JBBR Joint Venture
Company
Arc Logistics will have the right to make a “first
offer” to acquire the remaining interests of the
JBBR Joint Venture Company from GE EFS, if GE
EFS should decide to sell its interests
(1)
The chart below is meant to depict the indirect ownership by the Partnership and GE EFS.

Arc LOGISTICS PARTNERS

Crude-by-Rail Terminal
Loop Track
Storage Tanks
Unloading Rack
Four mile pipeline connecting to the existing crude oil pipeline
Existing crude oil pipeline
Existing refined products pipeline

Key Highlights
The Joliet Terminal Summary

The Joliet Terminal, at closing, will be a multi-modal crude oil unloading terminal in Joliet, IL
Rail unloading infrastructure
Capable of unloading approximately 85,000 barrels per
day
Heat and steam infrastructure
Storage and pipeline connectivity
Approximately 300,000 barrels of storage
Pipeline connection to an existing common-carrier crude
oil pipeline
Waterfront and expansion acreage available
In excess of 80 acres of available land for expansion
opportunities
Operational dry bulk dock
Additional waterfront available for petroleum product
infrastructure
Two agreements with a major oil company, each with  a
three-year term at the minimum volume commitments
Terminal services agreement
Throughput and deficiency agreement
The two long-term agreements support estimated annual
EBITDA
(1)
of $23.0 to $25.0 million
The transaction is expected to be immediately accretive to
the Partnership's distributable cash flow per unit
Facility Overview
(1) Estimated annual EBITDA attributable to the JBBR Joint Venture Company. Projection assumes minimum contracted revenue, minimum volumes and forecasted operating expenses for the estimated annual period following the targeted acquisition closing date. Please see reconciliation pages in the appendix for further detail.
Facility Site

JBBR Transaction Highlights
Immediately
Accretive
Management expects to recommend to the Board of Directors a $0.03 increase in the quarterly distribution per limited partner unit (representing an approximate 7% increase from the Q4 2014 distribution) following the first full quarter of operations after the acquisition
Financial Rationale
Contracted counterparty is a major oil company
Extension of
Existing Heavy
Crude Oil Strategy
Multi-modal crude oil terminal is located in one of the largest North American coking markets, providing support for the
Partnership’s crude oil strategy
The Joliet Terminal pairs rising heavy Canadian crude oil production with heavy crude oil refining demand in a logistics constrained market
Economics of Canadian crude oil sands projects do not support shutting in production
Producer and refiner economics make moving heavy crude oil (including bitumen) by rail competitive with pipeline transportation, supporting the long-term business rationale for the Joliet Terminal
Geographic
Diversification
Expands the Partnership’s operating footprint into the Midwest energy logistics corridor
Located within thirty miles of three heavy crude oil focused refineries and in close proximity to high demand refined products markets
Location allows customer to pair Canadian production with existing coking capacity
Provides low-cost, mainline rail transport for Canadian crude oil
Platform for Growth
Develop neat bitumen, heavy products and refined products handling capabilities (including additional heating capabilities)
Construct liquid petroleum capabilities at existing barge dock
Construct new tankage for storage and blending opportunities

The Joliet Terminal was built with the intent to increase capacity and expand service offerings for new and existing customers
Ability to construct additional loop track, unloading rack, new pipeline connections and expand storage capacity to meet customer demand
Purchase price implies a transaction EBITDA multiple of 8.6x – 9.4x
Following closing, the acquisition is expected to be immediately accretive to the Partnership’s distributable cash flow per unit based on estimated EBITDA
100% fee-based cash flows for a period of three years at the minimum volume commitments with a contracted counterparty
Identified development initiatives that will provide a platform for potential future EBITDA growth and diversification of the cash flow profile
The transaction is aligned with the Partnership's core business strategy, providing independent logistics services to new and existing customers while generating stable fee-based cash flow to support distributions

Refinery Runs (Mmbbls/d)
Heavy Refinery Runs (% of Total)

PADD II Crude Supply (Mmbbls/d)
Heavy Crude Supply (% of Total)

Acquisition Rationale – Long-Term Demand for Heavy Crude Barrel
Over the last three years, the Midwest crude oil market has faced major misalignment due to shifting crude oil production and refining demand dynamics

PADD II supply / demand is shifting toward a heavier barrel
Rising Canadian heavy crude oil / bitumen production is
displacing light domestic production and Brent-priced
imports
In Q3 2014, PADD II imported approximately 67.0% of
total Canadian production
Refinery capacity has transitioned to take advantage of the
shifting crude slate
Many PADD II refiners have completed coking upgrade /
expansion projects
PADD II heavy crude oil refining capacity has increased
by more than 500 mbbls/d since 2010
Existing Midwest infrastructure is putting pressure on the
refiners’ ability to obtain their optimal crude slate
Pipeline infrastructure capable of supplying heavy
Canadian crude oil into the Midwest market has been
significantly apportioned
New pipeline infrastructure will redirect Canadian heavy
crude oil towards the Gulf Coast
PADD II’s proximity to Canadian production and direct rail
access support economics of heavy crude oil delivery by rail
Source: Energy Information Administration, Energy Analysts International & National Energy Board.
(1) Does not include PADD II crude oil exports by rail.
PADD II Refinery Runs (Mmbbls/d)
PADD II Crude Oil Supply (Mmbbls/d)
(1)
Source: Energy Analysts International.
Source: Energy Information Administration & National Energy Board.
0.9
1.1
1.2
1.3
1.4
2.3
2.3
2.3
2.1
2.1
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
-
0.7
1.3
2.0
2.6
3.3
4.0
2010 2011 2012 2013 2014E
Heavy Light / Medium % Heavy
3.3
3.2
3.6
3.8
4.0
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
-
0.7
1.3
2.0
2.6
3.3
4.0
2010 2011 2012 2013 YTD
3Q'2014
CAN Heavy / Bit. CAN Light / Med. / Synth.
Other Foreign Imports Net Domestic Imports
PADD II Production % Heavy Crude

Pending Financing Plan

The definitive acquisition agreement requires Arc Logistics to have committed financing in place
Raised $75.0 million of common unit equity at an issue price of $17.00 per common unit
Closing of the sale of common units to the investors will occur concurrently with the closing of the JBBR acquisition, but not later than May 18, 2015
The JBBR acquisition will not close unless, and until, the Joliet Terminal is commercially operable, which is expected to occur in mid-to-late April 2015
Amended and upsized the existing revolving credit facility from $175.0 million to $275.0 million
SunTrust Bank, the administrative agent, is providing the Partnership with a fully committed facility to support the necessary amendments and incremental borrowing capacity
Pending Sources & Uses ($mm)
Capitalization as of 9/30/2014 ($mm)
The Partnership’s financing plan is centered around maintaining what it believes to be a conservative balance sheet and liquidity position
Sources
Gross PIPE proceeds 75.0 $
Borrowings under A&R Credit Facility 59.8
Total Sources 134.8 $
Uses
Purchase of 60% interest in JBBR JVCO 129.6 $
Offering fees 2.3
Transaction fees & expenses 2.9
Total Uses 134.8 $
Actual
Pro
Forma
Cash and Cash Equivalents 4.6 $     4.6 $
Amended and Restated Credit Facility 108.1 $ 167.9 $
Partners' Capital:
Common units 123.1 195.8
Subordinated units 98.4 98.4
Accumulated other comprehensive income 0.8 0.8
Total Partners' Capital 222.3 $ 295.0 $
Total Capitalization 330.3 $ 462.8 $

Illustrative Transaction Timeline

Sign JBBR Membership Interest
Purchase Agreement
Execute Debt & Equity Commitment
Letters
Sign Unit Purchase Agreement
Execute Interim Investor Agreement
with GE EFS
Terminal
deemed
commercially
operable
Terminal
ready for
commissioning
14 – 21 days 0 – 7 days
Fund and close
transaction
Commissioning
trains received &
unloaded
February 19, 2015
Mid-to-Late April
In order to minimize the Partnership's exposure to construction and commissioning risk, as well as risk under JBBR’s sole terminal services agreement, the Partnership will not be obligated to close the pending JBBR acquisition unless the Joliet Terminal is commercially operable. If the facility does not become commercially operable by May 18, 2015, the Partnership will have the right to terminate the JBBR acquisition agreement.

Growth-Oriented Partnership
Organic Growth
Opportunities
Pipeline connected assets being repositioned for rail and marine opportunities
Tank and facility upgrades / expansion opportunities driven by customer requests
Acquisitions from
Third Parties
Evaluating acquisitions of third-party assets on a standalone basis
History of executing accretive acquisitions
New business lines (i.e. Jones Act shipping, dry bulk, pipelines) and / or geographic expansion including (Rocky Mountains / Mid-Continent)
JBBR is not only an accretive acquisition, but also expands the Partnership’s
Midwestern geographic presence
Built in
Contracted Growth
CPI escalators in various terminalling agreements
Throughput incentive structures to drive incremental volumes
Acquisitions from/with
Our Sponsor
Sponsor actively evaluating additional midstream acquisitions for future dropdown opportunities
Partners of our Sponsor include some of the largest energy investors in the
United States
The joint venture with GE EFS to acquire JBBR illustrates GE EFS’ support of the Partnership
Growth from organic expansion of existing terminals, third-party acquisitions and development of customer base

Contracted, Stable Cash Flow Profile
The Partnership’s contract portfolio generates cash flows through minimum service fees, while providing for upside exposure to throughput and ancillary service fees
Storage &
Throughput
Services Fees
Typically contract with customers for the
receipt, storage, throughput and transloading of
crude oil and petroleum products for 1 – 10
year terms with evergreen provisions
Many agreements contain take-or-pay
provisions whereby Arc Logistics generates
revenue regardless of its customers’ use of the
facility
Creates stable cash flow and mitigates
exposure to supply and demand volatility and
other market factors
As of December 31, 2014, the weighted
average remaining term for all of the
Partnership’s service agreements was
approximately three years
Ancillary
Fees
Heating, blending and mixing associated with
customers’ activity
Varies based upon the activity levels of the
Partnership’s customers
Gulf LNG
Distributions
Distributions are supported by two 20-
year (2) , terminal use agreements with firm
reservation charges for all of the capacity
of the LNG Facility with several
integrated, multi-national oil and gas
companies
Historical Revenue Composition
Contributions to Arc Logistics
(1)
from Gulf LNG

86.5% 86.9%
85.2%
90.8%
13.1%
14.8%
9.2%
0%
20%
40%
60%
80%
100%
2013 LTM 09/30/13 LTM 09/30/14
Ancillary
13.5%
Storage & Throughput
(1)
Contribution of equity earnings and cash distributions for the nine months ended 9/30/2013 and 9/30/2014 represent the 10.3% LNG Interest’s pro forma contribution to Arc Logistics.
(2)
As of December 31, 2014, the remaining term was approximately 17 years.
(3) Calculated assuming the Partnership consolidates 100% of the revenue associated with the JBBR Joint Venture Company; however, the Partnership will only receive 60% of the income and cash distributions.
PF LTM 09/30/14
(3)
$7.3
$7.4
$7.1
$7.3
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
YTD 3Q 2013 YTD 3Q 2014
Equity Earnings Cash Distributions

Operations Summary

Arc LOGISTICS PARTNERS

Portland, OR
Madison, WI
Joliet, IL
Chillicothe, IL
Toledo, OH
Cleveland, OH
Brooklyn, NY
Baltimore, MD
Norfolk, VA
Selma, NC
Saraland, AL
Chickasaw, AL
Blakeley, AL
Mobile, AL
Pascagoula, MS

Diversified Portfolio of Logistics Assets
Flexible logistics assets serve as a critical link between supply and local demand

Terminals and Transloading Facilities
Arc Terminals Headquarters
Arc Logistics Headquarters
LNG Facility
Joliet Terminal
The Partnership has increased its storage capacity by
an annual ~19% growth rate since inception
(1) The capacity represents our 50% share of the 884,000 barrels of available total storage capacity of the Baltimore, MD terminal and the 165,000 barrels of available total storage capacity of the Spartanburg, SC terminal. The terminals are co-owned with and operated by CITGO Petroleum
Corporation.
(2) The physical location of this terminal is in Mobile, AL.
(3) The physical location of this terminal is in Chesapeake, VA.
(4) The capacity represents the full capacity of the LNG Facility. We own a 10.3% interest in Gulf LNG Holdings, which owns the LNG Facility.
(5) Pending JBBR acquisition: 300,000 barrels of storage and 85,000 barrels per day of throughput represent 100% of the Joliet Terminal.
Information provided as of February 12, 2015
Location Capacity Products
Terminals
Baltimore, MD
(1) 442 mbbls Gasoline; Distillates; Ethanol
Blakeley, AL
(2)
708 mbbls Crude Oil; Asphalt; Fuel Oil;
Chemicals
Brooklyn, NY 63 mbbls Gasoline; Ethanol
Chickasaw, AL 609 mbbls Crude Oil; Distillates; Fuel Oil;
Crude Tall Oil
Chillicothe, IL 273 mbbls Gasoline; Distillates; Ethanol;
Biodiesel
Cleveland, OH – North 426 mbbls Gasoline; Distillates; Ethanol;
Biodiesel
Cleveland, OH – South 191 mbbls Gasoline; Distillates; Ethanol;
Biodiesel
Joliet, IL
(5)
300 mbbls Crude Oil; Dry Bulk
Madison, WI 150 mbbls Gasoline; Distillates; Ethanol;
Biodiesel
Mobile, AL – Main 1,093 mbbls Crude Oil; Asphalt; Fuel Oil
Mobile, AL – Methanol 294 mbbls Methanol
Norfolk, VA
(3) 213 mbbls Gasoline; Distillates; Ethanol
Portland, OR 1,466 mbbls Crude Oil; Asphalt; Aviation Gas;
Distillates
Selma, NC 171 mbbls Gasoline; Distillates; Ethanol;
Biodiesel
Spartanburg, SC
(1) 83 mbbls Gasoline; Distillates; Ethanol
Toledo, OH 244 mbbls Gasoline; Distillates; Aviation Gas;
Ethanol; Biodiesel
Total Terminals 6,725 mbbls
Rail / Transloading Facilities
Chickasaw, AL 9 mbpd
Crude Oil; Distillates; Fuel Oil;
Crude Tall Oil; Chemicals
Joliet, IL
(5)
85 mbpd Crude Oil
Portland, OR 18 mbpd Crude Oil
Saraland, AL 14 mbbls Crude Oil; Chemicals
Total Rail / Transloading 126 mbpd
LNG Facility
Pascagoula, MS
(4)
320,000 M Liquefied natural gas
3

✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓
	✓	✓		✓		✓	✓		✓		✓			✓
	✓	✓	✓	✓		✓	✓		✓	✓	✓			✓
	✓	✓		✓		✓			✓		✓

Well Positioned Assets
Baltimore
Brooklyn
Blakeley
Chickasaw
Crucial marine access
points, including both
ship and barge berthing
Connections to major
U.S. pipeline
infrastructure
Buckeye Pipeline
Colonial Pipeline
Inland Pipeline
Sun Pipeline
Rail facilities at selected
locations allow for
loading/unloading
opportunities
Baltimore
Chickasaw
Cleveland
Portland
Cleveland
Mobile
Norfolk
Portland
The Partnership’s assets have multiple supply / receipt modes that provide flexibility to new and existing customers

Saraland (servicing Blakeley, Mobile and other 3rd party
terminals)
Toledo
Joliet (1)
Joliet (1)
West Shore Pipeline
Information provided as of February 12, 2015
(1) Pending JBBR acquisition.
Supply &
Delivery
Moves by
Terminal
Supply & Delivery Modes by Terminal
Baltimore Blakeley Brooklyn Chickasaw Chillicothe Cleveland Joliet
(1)
Madison Mobile Norfolk Portland Selma Spartanburg Toledo
Pipeline
Colonial None Buckeye None None
Buckeye /
Inland
FERC
Pipeline
West
Shore
None Colonial None Colonial Colonial
Sun /
Buckeye
Truck
Rail
Barge
Ship

Arc Logistics Financial Overview

Financial Flexibility
The Partnership is positioned to achieve growth objectives
Capitalize on Financial
Flexibility
Committed $275.0 million amended and restated credit facility to fund a portion of Arc Logistics’ 60% interest in the JBBR acquisition
Access to the capital markets
Seek to maintain a balanced capital structure
Maximize flexibility to fund growth
Maintain Stable Cash
Flows
Focus on long-term fee-based growth opportunities
Maintain stable customer profile with contracted revenues
History of enhancing commercial opportunities by cross-selling services
Continue to renew expiring contracts with similarly attractive or higher rates; amend contracts to include complementary business lines
Focus on counterparty concentration and credit profile
Deliver Consistent
Distribution Growth
Intend to maintain a conservative distribution coverage ratio
Seek to maintain liquidity and financial flexibility to grow distributions
Business model designed to produce consistent and stable cash flows

Proven and Resilient Business Model
The Partnership has achieved a track record of organic and acquisitive growth in spite of volatile commodity markets and economic headwinds
Shell Capacity (mmbbls)
(1) Reflects 100% of the Joliet Terminal storage capacity.
(2) Adjusted EBITDA is a non-GAAP measure. Please see reconciliation pages in the appendix to this presentation.
(3) Assumes the Partnership consolidates100% of the revenue associated with the JBBR Joint Venture Company; however, the Partnership will only receive 60% of the income and cash distributions.
(4) Represents the Partnership’s 60% interest in the JBBR Joint Venture Company.
Throughput (mbbls/d)
Revenue ($mm) Adjusted EBITDA
(2)
($mm)

(1)
$21.0
$22.9
$47.8
$35.3
$41.6
$54.1
$87.1 $33.0
$-
$20.0
$40.0
$60.0
$80.0
$100.0
2011 2012 2013 YTD
09/30/13
YTD
09/30/14
LTM
09/30/14
JBBR Ann. PF LTM
09/30/14
(3)
$9.3
$10.9
$24.0
$16.8
$22.8
$29.9
$44.8 $14.9
$-
$10.0
$20.0
$30.0
$40.0
$50.0
2011 2012 2013 YTD
09/30/13
YTD
09/30/14
LTM
09/30/14
JBBR Ann. PF LTM
09/30/14
(4)
3.1
3.5
5.0
6.7
1.0
2.0
3.0
4.0
5.0
6.0
7.0
2011 2012 2013 PF 09/30/14
30.7
40.9
70.7
71.8
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
2011 2012 2013 09/30/14
-
-

Investment Highlights
Diversified and well positioned asset portfolio to capitalize on organic and third party growth opportunities
Joliet Terminal establishes a new growth platform for the Partnership in the Chicago refining corridor, with access to new and existing customers
Supportive sponsor group with energy industry expertise and access to capital and investment opportunities
GE EFS, part of the Partnership’s sponsor group, is supporting the JBBR acquisition via the JBBR Joint Venture Company (60% Arc Logistics /
40% GE EFS)
Arc Logistics Partners LP is a fee-based, growth-oriented, independent logistics service provider
Financial flexibility to achieve near and long-term opportunities
JBBR acquisition is accretive to distributable cash flow per unit; Arc Logistics intends to increase the quarterly distribution per unit by
$0.03 (~7%
increase from the Q4 2014 distribution) with respect to the first full quarter of operations following the closing of the acquisition
Stable and predictable cash flow profile
JBBR acquisition is supported by 100% contracted fee-based take-or-pay cash flows

Customer driven, attractive and visible growth opportunities
Joliet Terminal brings attractive growth opportunities with an existing customer and options to explore future opportunities with new customers
Experienced management team with a proven track record of growing the business
Management continues to successfully identify and execute on organic growth and third party acquisition opportunities

Questions

Appendix

Non-GAAP Financial Measures

The Partnership defines Adjusted EBITDA as net income before interest expense, income taxes and depreciation and amortization expense, as further adjusted for other non-cash charges and other charges that are not reflective of our ongoing operations. Adjusted EBITDA is a non-GAAP financial measure that management and external users of the Partnership's consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess (i) the performance of the Partnership's assets without regard to the impact of financing methods, capital structure or historical cost basis of the Partnership's assets; (ii) the viability of capital expenditure projects and the overall rates of return on alternative investment opportunities; (iii) the Partnership's ability to make distributions; (iv) the Partnership's ability to incur and service debt and fund capital expenditures; and (v) the Partnership's ability to incur additional expenses. The Partnership believes that the presentation of
Adjusted EBITDA provides useful information to investors in assessing its financial condition and results of operations.
The Partnership defines distributable cash flow as Adjusted EBITDA less (i) cash interest expense paid; (ii) cash income taxes paid; (iii)
maintenance capital expenditures paid; and (iv) equity earnings from the Partnership’s interests in Gulf LNG Holdings Group, LLC (the “LNG
Interest”); plus (v) cash distributions from the LNG Interest. Distributable cash flow is a non-GAAP financial measure that management and external users of the Partnership’s consolidated financial statements may use to evaluate whether the Partnership is generating sufficient cash flow to support distributions to its unitholders as well as measure the ability of the Partnership’s assets to generate cash sufficient to support its indebtedness and maintain its operations.
The GAAP measure most directly comparable to Adjusted EBITDA and distributable cash flow is net income. Adjusted EBITDA and distributable cash flow should not be considered as an alternative to net income. Adjusted EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income. You should not consider Adjusted EBITDA or distributable cash flow in isolation or as a substitute for analysis of the Partnership's results as reported under GAAP. Additionally, because Adjusted EBITDA and distributable cash flow may be defined differently by other companies in the Partnership's industry, its definitions of Adjusted EBITDA and distributable cash flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see the reconciliation of net income to Adjusted EBITDA and distributable cash flow in the accompanying tables.

Standalone Reconciliation to Adjusted EBITDA

Year Ended December 31, YTD Ended
2011 2012 2013 09/30/13 09/30/14
Net Income 5,366 $          5,423 $          12,831 $        12,470 $        6,239 $
Income taxes 25 43 20 18 54
Interest expense 491 1,320 8,639 4,889 2,730
Gain on bargain purchase of business - - (11,777) (11,777) -
Depreciation 2,749 3,317 5,836 4,154 5,319
Amortization 649 624 4,756 3,425 4,060
One-time transaction expenses - 135 3,673 3,666 451
Non-cash charges - - - - 3,943
Management Fees
- - - - -
Adjusted EBITDA
9,280 $          10,862 $        23,978 $        16,845 $        22,796 $
(1)
(2)
(3)
(1) The one-time transaction expenses for 2012 and 2013 relate to the due diligence and acquisition expenses associated with the purchase of the Mobile, AL, Saraland, AL and Brooklyn, NY facilities; for 2014, such expenses related to the consummation of the Portland, OR terminal lease transaction.
(2)
The non-cash charges relate to deferred rent expense associated with the Portland, OR terminal lease transaction and non-cash compensation associated with the Partnership’s long-term incentive plan.
(3)
Adjusted EBITDA is defined as a non-GAAP measure.

Reconciliation to Adjusted EBITDA and DCF
(1) The one-time transaction expenses for 2013 relate to the due diligence and acquisition expenses associated with the purchase of the Mobile, AL, Saraland, AL and Brooklyn, NY facilities; for 2014, such expenses related to the consummation of the Portland, OR terminal lease transaction.
(2) The non-cash charges relate to deferred rent expense associated with the Portland, OR terminal lease transaction and non-cash compensation associated with the Partnership long-term incentive plan.
(3) Pursuant to the management services agreement to be entered into by GE EFS and Arc Logistics, Arc Logistics will be paid an annual fee of $500,000 plus a per barrel fee for throughput in excess of the minimum volume commitments.
(4) Adjusted EBITDA and Distributable Cash Flow are defined as non-GAAP measures.
(5) Mid-point of the projected Adjusted EBITDA range between $23 million to $25 million, or $24 million.
(6) Estimated net income attributable to 100% of the JBBR Joint Venture Company. Projection assumes minimum contracted revenue, minimum volumes, and forecasted operating expenses for the twelve months following the targeted acquisition closing date.
(7) Estimated depreciation based on a preliminary purchase price allocation developed by management.
(8) Estimated amortization based on a preliminary purchase price allocation developed by management.
(9) Estimated earn-out owed to Seller under the minimum volume commitments.
(10) Adjusted to reflect only nine months of ownership.
(11) Required adjustments to reflect the Partnership's 60% ownership in the JBBR Joint Venture Company which includes any costs associated with the debt financing.
(12) Assumes $59.8 million of additional indebtedness at an interest rate of 3.5%.

JBBR JVCO Pro Forma
FYE YTD Ended JBBR Est. JBBR Est. Arc Logistics YTD
12/31/13 09/30/13 09/30/14 Annualized 9 Months Adjustments 09/30/14
Net Income 12,831 $      12,470 $      6,239 $        10,297 $      7,723 $        (4,659) $       9,303 $
Income taxes 20 18 54 - - - 54
Interest expense 8,639 4,889 2,730 - - 1,570 4,300
Gain on bargain purchase of business (11,777) (11,777) - - - - -
Depreciation 5,836 4,154 5,319 3,321 2,491 (996) 6,813
Amortization 4,756 3,425 4,060 10,382 7,786 (3,114) 8,732
One-time transaction expenses 3,673 3,666 451 - - - 451
Non-cash charges - - 3,943 - - - 3,943
Management Fees - - - - - 375 375
Adjusted EBITDA 23,978 $      16,845 $      22,796 $      24,000 $      18,000 $      (6,825) $       33,971 $
Cash interest expense (2,534) - - (1,570) (4,104)
Cash income taxes (54) - - - (54)
Maintenance capital expenditures (1,802) (500) (375) 150 (2,027)
Equity earnings from the LNG Interest (7,406) - - - (7,406)
Cash distributions received from the LNG Interest 7,298 - - - 7,298
Seller Earn-out - (1,369) (1,027) 411 (616)
Distributable Cash Flow 18,298 $      22,131 $      16,598 $      (7,834) $       27,062 $
(6)
(7)
(8)
(10) (11)
(9)
(5)
(9)
(12)
(1)
(2)
(3)
(4)
(4)

Reconciliation to LTM Adjusted EBITDA

(1) The one-time transaction expenses for 2013 relate to the due diligence and acquisition expenses associated with the purchase of the Mobile, AL, Saraland, AL and Brooklyn, NY facilities; for 2014, such expenses related to the consummation of the Portland, OR terminal lease transaction.
(2) The non-cash charges relate to deferred rent expense associated with the Portland, OR terminal lease transaction and non-cash compensation associated with the Partnership long-term incentive plan.
(3) Pursuant to the management services agreement to be entered into by GE EFS and Arc Logistics, Arc Logistics will be paid an annual fee of $500,000 plus a per barrel fee for throughput in excess of the minimum volume commitments.
(4) Adjusted EBITDA is defined as a non-GAAP measure.
(5) Mid-point of the projected EBITDA range between $23 million to $25 million, or $24 million.
(6) Estimated net income attributable to 100% of the JBBR Joint Venture Company. Projection assumes minimum contracted revenue, minimum volumes, and forecasted operating expenses for the twelve months following the targeted acquisition closing date.
(7) Estimated depreciation based on a preliminary purchase price allocation developed by management.
(8) Estimated amortization based on a preliminary purchase price allocation developed by management.
(9) Required adjustments to reflect the Partnership's 60% ownership in the JBBR Joint Venture Company which includes any costs associated with the debt financing.
(10) Assumes $59.8 million of additional indebtedness at an interest rate of 3.5%.
Pro Forma
FYE YTD Ended LTM JBBR JVCO Arc Logistics LTM
12/31/13 09/30/13 09/30/14 09/30/14 Annualized Adjustments 09/30/14
Net Income 12,831 $      12,470 $      6,239 $        6,600 $        10,297 $      (6,212) $       10,685 $
Income taxes 20 18 54 56 - - 56
Interest expense 8,639 4,889 2,730 6,480 - 2,093 8,573
Gain on bargain purchase of business (11,777) (11,777) - - - - -
Depreciation 5,836 4,154 5,319 7,001 3,321 (1,328) 8,994
Amortization 4,756 3,425 4,060 5,391 10,382 (4,153) 11,620
One-time transaction expenses 3,673 3,666 451 458 - - 458
Non-cash charges - - 3,943 3,943 - - 3,943
Management Fees - - - - - 500 500
Adjusted EBITDA 23,978 $      16,845 $      22,796 $      29,929 $      24,000 $      (9,100) $       44,829 $
(6)
(7)
(8)
(9)
(5)
(10)
(2)
(3)
(4)
(1)